UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2010

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

7700 France Avenue South, Suite 275

Edina, Minnesota 55435-5228

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On March 24, 2010, Universal Hospital Services, Inc. is scheduled to present at the Barclays Capital 2010 Global Healthcare Conference in Miami Beach, Florida.

On March 25, 2010, Universal Hospital Services, Inc. is scheduled to present at the Barclays Capital High Yield Bond and Syndicated Loan Conference in Phoenix, Arizona.

Attached as Exhibit 99.1 to this report, and incorporated herein by reference, is a copy of the slide presentation to be made during the above noted conferences, to discuss Universal Hospital Services, Inc.’s overall business strategy and financial results for the year ended December 31, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1

Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Barclays Capital 2010 Global Healthcare Conference in Miami Beach, Florida on March 24, 2010 and the Barclays Capital High Yield Bond and Syndicated Loan Conference in Phoenix, Arizona on March 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2010	UNIVERSAL HOSPITAL SERVICES, INC.

	By:	/s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Barclays Capital 2010 Global Healthcare Conference in Miami Beach, Florida on March 24, 2010 and the Barclays Capital High Yield Bond and Syndicated Loan Conference in Phoenix, Arizona on March 25, 2010.